                                                                   EXHIBIT 11(b)



                       CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Auditors" in the Statement of Additional Information for the Small Cap Growth Fund in this
Post Effective Amendment Number 35 to the Registration Statement (Form N-1A No. 33-488/811-4416) of the Armada Funds.

                                                   /s/ Ernst & Young LLP
                                                   ----------------------------
                                                   Ernst & Young LLP

Philadelphia, Pennsylvania
July 18, 1997